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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports included in Loudeye Technologies, Inc.'s Registration Statement on Form S-1 (File No. 333-93361) and to all references to our firm included in this Registration Statement.


/s/ Arthur Andersen

Seattle, Washington
March 14, 2000